Summary Of Net Periodic Benefit Cost (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Employee Benefit Plans [Abstract]
Service cost	$ 5	$ 5	$ 3
Interest cost	26	27	17
Expected return on plan assets	(28)	(25)	(17)
Amortization of unrecognized amounts	15	14	8
Net periodic benefit cost	$ 18	$ 21	$ 11